EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
DECEMBER 2019 MONTHLY DIVIDEND AND
NOVEMBER 30, 2019 RMBS PORTFOLIO CHARACTERISTICS

•	December 2019 Monthly Dividend of $0.08 Per Share
•	RMBS Portfolio Characteristics as of November 30, 2019
•	Next Dividend Announcement Expected January 16, 2020

Vero Beach, Fla., December 12, 2019 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of December 2019. The dividend of $0.08 per share will be paid January 31, 2020, to holders of record on December 31, 2019, with an ex-dividend date of December 30, 2019.  The Company plans on announcing its next dividend after the Board’s meeting on January 16, 2020.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of December 12, 2019, the Company had 63,058,209 shares outstanding. At September 30, 2019, the Company also had 63,058,209 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of November 30, 2019 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS,  such as mortgage pass-through certificates issued by Fannie Mae, Freddie Mac or Ginnie Mae and CMOs, and (ii) structured Agency RMBS. Orchid is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2018.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Nov 2019	Sep - Nov	Modeled	Modeled
					Net			Weighted	CPR	2019 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Dec)	in Dec)	(-50 BPS)(2)	(+50 BPS)(2)
Pass Through RMBS
Post Reset ARM	$967	$993	0.03%	$102.75	4.51%	4.96%	184	177	0.00%	36.17%	$3	$(3)
Fixed Rate CMO	298,581	310,839	8.21%	104.11	4.21%	4.57%	25	332	20.99%	23.81%	1,264	(2,140)
15yr 4.0	19,118	20,054	0.53%	104.89	4.00%	4.45%	18	154	12.34%	19.48%	247	(289)
15yr Total	19,118	20,054	0.53%	104.89	4.00%	4.45%	18	154	12.34%	19.48%	247	(289)
20yr 4.0	80,829	86,878	2.29%	107.48	4.00%	4.48%	28	207	7.50%	10.14%	1,703	(1,802)
20yr Total	80,829	86,878	2.29%	107.48	4.00%	4.48%	28	207	7.50%	10.14%	1,703	(1,802)
30yr 3.0	201,243	205,458	5.43%	102.09	3.00%	3.91%	5	355	4.83%	5.21%	3,812	(5,083)
30yr 3.5	705,146	737,739	19.48%	104.62	3.50%	4.15%	5	352	5.73%	7.20%	12,976	(16,990)
30yr 4.0	1,036,094	1,103,147	29.14%	106.47	4.00%	4.59%	15	342	13.77%	21.13%	16,012	(21,005)
30yr 4.5	406,236	438,637	11.58%	107.98	4.50%	5.04%	12	347	11.28%	12.48%	4,620	(6,456)
30yr 5.0	707,846	778,729	20.57%	110.01	5.00%	5.52%	18	339	19.25%	18.81%	7,719	(10,067)
30yr Total	3,056,565	3,263,710	86.20%	106.78	4.12%	4.72%	12	345	12.27%	15.92%	45,139	(59,601)
Total Pass Through RMBS	3,456,060	3,682,474	97.26%	106.55	4.12%	4.70%	14	340	12.91%	16.64%	48,356	(63,835)
Structured RMBS
Interest-Only Securities	674,829	79,266	2.09%	11.75	3.76%	4.34%	71	245	20.84%	22.58%	(9,207)	10,131
Inverse Interest-Only Securities	190,769	24,528	0.65%	12.86	3.36%	4.86%	65	285	13.01%	14.12%	1,267	(1,997)
Total Structured RMBS	865,598	103,794	2.74%	11.99	3.67%	4.46%	70	254	19.12%	20.72%	(7,940)	8,134
Total Mortgage Assets	$4,321,658	$3,786,268	100.00%		4.03%	4.65%	25	323	14.15%	17.61%	$40,416	$(55,701)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(2)	(+50 BPS)(2)
Eurodollar Futures	$(500,000)	Dec-2020									(2,500)	2,500
Swaps	(1,270,000)	Oct-2023									(25,373)	25,373
5-Year Treasury Futures	(140,000)	Mar-2020(3)									(4,165)	4,039
5-Year Treasury Futures
Hedge Total	$(1,910,000)										$(32,038)	$31,912
Rate Shock Grand Total											$8,378	$(23,789)

(1)
Amounts in the tables above include assets with a fair value of approximately $4.2 million purchased in November 2019, which settle in December 2019, and exclude assets with a fair value of approximately $13.9 million sold in November 2019, which settle in December 2019.

(2)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)	Five year treasury futures contracts were valued at prices of $118.97 at November 30, 2019. The notional contract value of the short position was $166.6 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of November 30, 2019			As of November 30, 2019
Fannie Mae	$3,032,350	80.1%	Non-Whole Pool Assets	$608,884	16.1%
Freddie Mac	751,672	19.8%	Whole Pool Assets	3,177,384	83.9%
Ginnie Mae	2,246	0.1%	Total Mortgage Assets	$3,786,268	100.0%
Total Mortgage Assets	$3,786,268	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $4.2 million purchased in November 2019, which settle in December 2019, and exclude assets with a fair value of approximately $13.9 million sold in November 2019, which settle in December 2019.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of November 30, 2019	Borrowings	Debt	Rate	in Days	Maturity
Wells Fargo Bank, N.A.	$391,976	11.0%	1.92%	65	2/11/2020
RBC Capital Markets, LLC	336,010	9.4%	2.14%	32	1/29/2020
J.P. Morgan Securities LLC	332,677	9.3%	2.05%	12	12/30/2019
Mirae Asset Securities (USA) Inc.	332,079	9.2%	1.98%	70	2/13/2020
Cantor Fitzgerald & Co	290,932	8.1%	1.97%	44	1/13/2020
Citigroup Global Markets Inc	224,938	6.2%	2.11%	42	1/14/2020
ASL Capital Markets Inc.	216,883	6.0%	1.98%	39	1/29/2020
ED&F Man Capital Markets Inc	201,828	5.6%	1.99%	56	2/10/2020
Mitsubishi UFJ Securities (USA), Inc	181,032	5.0%	1.92%	25	1/28/2020
ING Financial Markets LLC	170,823	4.7%	2.04%	48	1/27/2020
ABN AMRO Bank N.V.	151,531	4.2%	1.89%	9	12/9/2019
South Street Securities, LLC	149,391	4.1%	2.47%	108	4/9/2020
Daiwa Securities America Inc.	109,289	3.0%	1.90%	33	2/10/2020
ICBC Financial Services LLC	98,363	2.7%	1.88%	16	12/16/2019
Guggenheim Securities, LLC	89,143	2.5%	1.99%	52	1/30/2020
FHLB-Cincinnati	82,778	2.3%	1.73%	2	12/2/2019
Lucid Cash Fund USG LLC	65,647	1.8%	1.91%	12	12/12/2019
Bank of Montreal	61,149	1.7%	1.97%	41	1/13/2020
Nomura Securities International, Inc.	47,372	1.3%	1.97%	44	1/13/2020
Bank of America	37,064	1.0%	2.00%	10	12/12/2019
J.V.B. Financial Group, LLC	28,245	0.8%	2.19%	27	1/6/2020
Mizuho Securities USA, Inc	3,745	0.1%	2.31%	17	12/17/2019
Total Borrowings	$3,602,894	100.0%	2.01%	42	4/9/2020

(1)
In November 2019, the Company purchased assets with a fair value of approximately $4.2 million, which settle in December 2019 that are expected to be funded by repurchase agreements. The anticipated borrowings are not included in the table above. Also, in November 2019, the Company sold assets with a fair value of approximately $13.9 million, which settle in December 2019 that collateralize approximately $4.6 million of repurchase agreements included in the table above.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400